UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2015

ENERGY FOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On May 5, 2015, Energy Focus, Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2015. At 11am ET on May 5, James Tu, Executive Chairman and Chief Executive Officer, and Marcia Miller, Interim Chief Financial Officer, held a conference call and webcast with analysts and interested investors. Due to technical difficulties with the quality of the audio transmission of the original call and webcast, the Company is furnishing a copy of the transcript of the call with this Report as Exhibit 99.1. Additionally, the Company will make the transcript available under the Investors tab of its website until August 3, 2015.

The information under this Item in this Report, as well as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information under this Item in this Report, and the Exhibit, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Transcript from the conference call and webcast held on May 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2015

ENERGY FOCUS, INC.

	By	/s/ Marcia J. Miller
	Name:	Marcia J. Miller
	Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript from the conference call and webcast held on May 5, 2015.